                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             -----------------------

                        Date of Report: November 1, 2000

                             BANK MUTUAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         U.S.A.                          000-31207                39-2004336
----------------------------             ---------            ------------------
(State or other jurisdiction            (Commission             (I.R.S. Employer
    of incorporation)                    File Number         Identification No.)

4949 West Brown Deer Road, Milwaukee, WI      53223
----------------------------------------      -----
 (Address of principal executive offices)    (Zip Code)





               Registrant's telephone number, including area code:
                                 (414) 354-1500
                                 --------------

Item 2.     Acquisition or Disposition of Assets

       On November 1, 2000, Mutual Savings Bank, now a wholly-owned subsidiary of Bank Mutual Corporation, completed its previously announced restructuring into mutual holding company form, pursuant to a Plan of Restructuring dated as of February 21, 2000, as amended July 31, 2000. Under the Plan of Restructuring, among other things, Bank Mutual conducted a subscription offering of its common stock in which 6,141,006 shares were sold to depositors of Mutual Savings and the Bank Mutual ESOP, and 11,193,174 shares were issued to Mutual Savings Bancorp, MHC (the "MHC"), and Mutual Savings became a wholly-owned subsidiary of Bank Mutual. The Plan of Restructuring was adopted by the Mutual Savings directors and approved by Mutual Savings' depositors; the Plan did not require third party negotiations.

       On the same date, Bank Mutual acquired First Northern Capital Corp. pursuant to an Agreement and Plan of Merger dated as of February 21, 2000. Under the First Northern merger agreement, First Northern was merged with and into Bank Mutual. In the merger, Bank Mutual issued an aggregate of 5,007,485 shares of Bank Mutual common stock and paid approximately $75.1 million in cash. The cash portion of the purchase price was financed through the net proceeds of the subscription offering and existing capital resources. The merger agreement was negotiated at arm's length between the respective officers of Mutual Savings (on behalf of Bank Mutual) and First Northern. None of such officers were affiliated with the other party, its affiliates, its directors and officers and their associates. Both parties were also assisted in the negotiations by their investment advisors and counsel, neither of which is affiliated with the other party. As a result of the merger, First Northern Savings Bank has become a wholly-owned subsidiary of Bank Mutual.

       Bank Mutual is accounting for the restructuring of Mutual Savings Bank as a de-mutualization transaction, and Bank Mutual's prior periods will be restated to reflect Mutual Savings' prior results in a manner similar to pooling of interests accounting. Bank Mutual is accounting for the First Northern merger using the purchase method of accounting, and First Northern's operations will therefore only be included in Bank Mutual's results and financial statements from the date of the acquisition.

       Bank Mutual is now the holding company for Mutual Savings Bank and First Northern Savings Bank, both of which are federally chartered savings banks. Bank Mutual and its subsidiaries operate 69 full service offices in Wisconsin and one in Minnesota.

Item 7.      Financial Statements and Exhibits

       (a)   Financial Statements of Business Acquired

             See "Index to Financial Statements" on the following page, the Mutual Savings financial statements at pages F-1 through F-28 of the prospectus dated September 8, 2000, forming part of the Registration Statement on Form S-1 (No. 333-39362) of Bank Mutual (the "Prospectus") which are incorporated herein by reference, the Mutual Savings interim financial statements at pages F-1 through F-11 of Bank Mutual's Report on Form 10-Q for the quarter ended September 30, 2000 (the "9/30/00 10-Q"), and the First Northern financial statements at pages FN-1 through FN-28 of the Prospectus which are incorporated herein by reference.

       (b)   Pro Forma Financial Information

             The pro forma financial statements of Bank Mutual reflecting the transactions reported herein are not yet available to Bank Mutual. Not later than 60 days after the due date of this report, Bank Mutual will file the required financial statements.

       (c) Exhibits

              See the Exhibit Index, following the signatures to this Report, which Exhibit Index is incorporated herein by reference.

                          INDEX TO FINANCIAL STATEMENTS


The following financial statements of Mutual Savings Bank and First Northern Capital Corp. are incorporated by reference in this report from the indicated pages of the Prospectus:


                                                                                Page No.
                                                                             in Prospectus
                                                                             -------------

MUTUAL SAVINGS

     Independent Auditors' Report....................................            F-1
     Consolidated Statements of Financial Condition at June 30, 2000
       (unaudited) and December 31, 1999 and 1998....................            F-2
     Consolidated Statements of Income for the six months ended
       June 30, 2000 and 1999 (unaudited) and for each of the three
       years ended December 31, 1999, 1998 and 1997...................           F-3
     Consolidated Statements of Changes in Equity for the six months ended June 30, 2000 and 1999 (unaudited) and for each of the three
       years ended December 31, 1999, 1998 and 1997.....................         F-4
     Consolidated Statements for Cash Flows for the six months ended
       June 30, 2000 and 1999 (unaudited) and for each of the three years
       ended December 31, 1999, 1998 and 1997...........................         F-5
     Notes to Consolidated Financial Statements.........................         F-7

FIRST NORTHERN

     Independent Auditors' Reports......................................        FN-1
     Consolidated Statements of Financial Condition at December 31,
       1999 and 1998   .................................................        FN-3
     Consolidated Statements of Income for each of the three years
       ended December 31, 1999, 1998 and 1997...........................        FN-4
     Consolidated Statements of Stockholders' Equity for each of the
       three years ended December 31, 1999, 1998 and 1997...............        FN-5
     Consolidated Statements for Cash Flows for each of the three
       years ended December 31, 1999, 1998 and 1997.....................        FN-6
     Notes to Consolidated Financial Statements.........................        FN-8


         The following unaudited interim period financial statements of Mutual Savings Bank are incorporated by reference in this report from the indicated pages of the 9/30/00 10-Q:


                                                                                        Page No. in
                                                                                       9/30/00 10-Q
                                                                                       ------------
MUTUAL SAVINGS

     Consolidated Statement of Financial Condition at
      September 30, 2000........................................................            3
     Consolidated Statements of Income for the three months and the
      nine months ended September 30, 2000 and 1999.............................            4
     Consolidated Statement of Changes in Equity for the nine months
      ended September 30, 2000..................................................            6
     Consolidated Statements for Cash Flows for the nine months ended
      September 30, 2000 and 1999...............................................            7
     Notes to Consolidated Financial Statements.................................            8


     The following unaudited interim period financial statements of First
Northern Capital Corp. are included in the following pages of this report:
                                                                                         Page No.
                                                                                          Herein
                                                                                          ------
FIRST NORTHERN

     Consolidated Statement of Financial Condition at
       September 30, 2000 ......................................................            A-1
     Consolidated Statements of Income for the three months and the
       nine months ended September 30, 2000 and 1999............................            A-2
     Consolidated Statements of Stockholders' Equity for the
       nine months ended September 30, 2000 and 1999............................            A-4
     Consolidated Statements for Cash Flows for the nine
       months ended September 30, 2000 and 1999.................................            A-5
     Notes to Consolidated Financial Statements.................................            A-6


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   November 15, 2000                       /s/ Eugene H. Maurer
                                            ------------------------------------
                                            Eugene H. Maurer
                                            Senior Vice President and Secretary

FIRST NORTHERN CAPITAL CORP.
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                       September 30, 2000    December 31, 1999
                                                                       -----------------     -----------------
                                                                                    (In Thousands)
Assets
Cash                                                                      $   8,311                $   8,043
Interest-earning deposits                                                       636                    4,329
                                                                          ---------                ---------
CASH AND CASH EQUIVALENTS                                                     8,947                   12,372

Securities available-for-sale, at fair value
  Investment securities                                                      11,902                    8,444
  Mortgage-related securities                                                 5,229                    5,554
Securities held-to-maturity
  Investment securities
    (estimated fair value of $27,090 - 2000; $25,644 - 1999)                 27,341                   26,215
  Mortgage-related securities
    (estimated fair value of $8,570 - 2000; $9,976 - 1999)                    8,674                   10,048
Loans held for sale                                                           2,025                    1,085
Loans receivable                                                            819,546                  736,880
Accrued interest receivable                                                   4,829                    4,229
Foreclosed properties and repossessed assets                                    367                      382
Office properties and equipment                                               7,863                    7,463
Federal Home Loan Bank stock                                                 13,250                    9,250
Life insurance policies                                                      14,324                   13,548
Prepaid expense and other assets                                              3,633                    4,153
                                                                          ---------                ---------
                                                                          $ 927,930                $ 839,623
                                                                          =========                =========
Liabilities
Deposits                                                                  $ 570,514                $ 566,908
Borrowings                                                                  263,399                  185,899
Advance payments by borrowers for taxes and insurance                        11,405                    3,887
Other liabilities                                                             6,285                    6,134
                                                                          ---------                ---------
TOTAL LIABILITIES                                                           851,603                  762,828

Commitments and Contingencies (See Note 8)

Stockholders' Equity
Cumulative preferred stock, $1 par value; 10,000,000
  shares authorized; none outstanding
Common stock, $1 par value; 30,000,000 shares authorized;
  shares issued: 9,134,735 - 2000 and 1999
  shares outstanding: 8,375,808 - 2000; 8,548,658 - 1999                      9,135                    9,135
Additional paid-in capital                                                    8,528                    8,780
Retained earnings                                                            66,812                   64,468
Accumulated other comprehensive income                                          668                      479
Treasury stock at cost (788,927 shares - 2000; 586,077 shares - 1999         (8,816)                  (6,067)
                                                                          ---------                ---------
TOTAL STOCKHOLDERS' EQUITY                                                   76,327                   76,795
                                                                          ---------                ---------
                                                                          $ 927,930                $ 839,623
                                                                          =========                =========






            See Notes to Unaudited Consolidated Financial Statements.

FIRST NORTHERN CAPITAL CORP.
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME


                                                                                 Three Months Ended
                                                                                    September 30
                                                                                2000            1999
                                                                            ------------    ------------
                                                                                   (In Thousands,
                                                                              Except Per Share Amounts)

Interest and dividend income:
  Loans                                                                       $15,350           $12,580
  Investment securities                                                           825               594
  Interest-earning deposits                                                        23                18
  Mortgage-related securities                                                     229               254
                                                                              -------           -------
                         TOTAL INTEREST AND DIVIDEND  INCOME                   16,427            13,446
Interest expense:
  Deposits                                                                      6,772             5,875
  Borrowings                                                                    4,229             1,915
  Advance payments by borrowers for taxes and insurance                            54                53
                                                                              -------           -------
                                      TOTAL INTEREST EXPENSE                   11,055             7,843
                                                                              -------           -------

                                         NET INTEREST INCOME                    5,372             5,603
Provision for loan losses                                                         165               102
                                                                              -------           -------

                                   NET INTEREST INCOME AFTER
                                   PROVISION FOR LOAN LOSSES                    5,207             5,501
Non-interest income:
  Fees on serviced loans                                                           57                48
  Loan fees and service charges                                                    76                63
  Deposit account service charges                                                 445               362
  Insurance commissions                                                           107                92
  Gain on sales of loans                                                           63                46
  Gain on sale of security                                                          -                 -
  Other                                                                           414               384
                                                                              -------           -------
                                   TOTAL NON-INTEREST INCOME                    1,162               995

Non-interest expense:
  Compensation, payroll taxes and other employee benefits                       2,120             2,066
  Federal insurance premiums                                                       30                79
  Occupancy                                                                       276               265
  Data processing                                                                 421               441
  Furniture and equipment                                                         129                98
  Telephone and postage                                                           108               101
  Marketing                                                                       103               117
  Other                                                                           612               550
                                                                              -------           -------
                                  TOTAL NON-INTEREST EXPENSE                    3,799             3,717

                                  INCOME BEFORE INCOME TAXES                    2,570             2,779
Income taxes                                                                      810               892
                                                                              -------           -------
NET INCOME                                                                    $ 1,760           $ 1,887
                                                                              =======           =======
BASIC NET INCOME PER SHARE                                                    $  0.21           $  0.22
                                                                              =======           =======
DILUTED NET INCOME PER SHARE                                                  $  0.21           $  0.21
                                                                              =======           =======
CASH DIVIDENDS PAID PER SHARE                                                 $  0.11           $  0.10
                                                                              =======           =======




            See Notes to Unaudited Consolidated Financial Statements.

FIRST NORTHERN CAPITAL CORP.
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME


                                                                                Nine Months Ended
                                                                                   September 30
                                                                             2000               1999
                                                                           ---------         --------
                                                                                 (In Thousands,
                                                                           Except Per Share Amounts)
Interest and dividend income:
  Loans                                                                     $43,454           $36,258
  Investment securities                                                       2,234             1,698
  Interest-earning deposits                                                      63                59
  Mortgage-related securities                                                   727               649
                                                                            -------           -------
                            TOTAL INTEREST AND DIVIDEND INCOME               46,478            38,664
Interest expense:
  Deposits                                                                   19,374            17,381
  Borrowings                                                                 10,770             4,702
  Advance payments by borrowers for taxes and insurance                          97                95
                                                                            -------           -------
                                        TOTAL INTEREST EXPENSE               30,241            22,178
                                                                            -------           -------
                                           NET INTEREST INCOME               16,237            16,486
Provision for loan losses                                                       495               276
                                                                            -------           -------
       NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                   15,742            16,210

Non-interest income:
  Fees on serviced loans                                                        162               129
  Loan fees and service charges                                                 200               180
  Deposit account service charges                                             1,244             1,014
  Insurance commissions                                                         305               253
  Gain on sale of security                                                       10                --
  Gains on sales of loans                                                       117               354
  Other                                                                       1,228             1,018
                                                                            -------           -------
TOTAL NON-INTEREST INCOME                                                     3,266             2,948

Non-interest expense:
  Compensation, payroll taxes and other employee benefits                     6,300             5,884
  Federal insurance premiums                                                     89               239
  Occupancy                                                                     884               715
  Data processing                                                             1,233             1,231
  Furniture and equipment                                                       371               298
  Telephone and postage                                                         325               322
  Marketing                                                                     370               331
  Other                                                                       1,921             1,853
                                                                            -------           -------
TOTAL NON-INTEREST EXPENSE                                                   11,493            10,873

INCOME BEFORE INCOME TAXES                                                    7,515             8,285
Income taxes                                                                  2,379             2,732
                                                                            -------           -------
NET INCOME                                                                  $ 5,136           $ 5,553
                                                                            =======           =======
BASIC NET INCOME PER SHARE                                                  $  0.61           $  0.64
                                                                            =======           =======
DILUTED NET INCOME PER SHARE                                                $  0.59           $  0.62
                                                                            =======           =======
CASH DIVIDENDS PAID PER SHARE                                               $  0.33           $  0.30
                                                                            =======           =======



            See Notes to Unaudited Consolidated Financial Statements.

FIRST NORTHERN CAPITAL CORP.
  AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY



                                                                                              Accumulated
                                                     Additional                                  Other-
                                          Common      Paid-In       Retained      Treasury   Comprehensive
                                          Stock       Capital       Earnings       Stock         Income         Total
                                       -----------  -----------  -------------  -----------  --------------  -----------
                                                                             (In Thousands)
For the Nine Months Ended September 30, 2000
--------------------------------------------

Balance at January 1, 2000               $9,135        $8,780       $64,468       $(6,067)        $479         $76,795
  Comprehensive income:
    Net income                                                        5,136                                      5,136
    Other comprehensive losses                                                                     189             189
                                                                                                               -------
  Total comprehensive income                                                                                     5,325

  Cash dividends ($.11 per share)                                    (2,792)                                    (2,792)
  Purchase of treasury stock                                                       (3,154)                      (3,154)
  Exercise of stock options                   -          (253)            -           405            -             153
                                         ------        ------       -------       -------         ----         -------
Balance at September 30, 2000            $9,135        $8,528       $66,812       $(8,816)        $668         $76,327
                                         ======        ======       =======       =======         ====         =======

For the Nine Months Ended September 30, 1999
--------------------------------------------

Balance at January 1, 1999               $9,135        $9,126       $60,582       $(3,710)        $960         $76,093
  Comprehensive income:
    Net income                                                        5,553                                      5,553
    Other comprehensive losses                                                                    (363)           (363)
                                                                                                               -------
  Total comprehensive income                                                                                     5,190

  Cash dividends ($.10 per share)                                    (2,626)                                    (2,626)
  Purchase of treasury stock                                                       (1,676)                      (1,676)
  Exercise of stock options                   -          (291)            -           495            -             204
                                         ------       -------       -------       -------         ----         -------
Balance at September 30, 1999            $9,135       $ 8,835       $63,509       $(4,891)        $597         $77,185
                                         ======       =======       =======       =======         ====         =======




            See Notes to Unaudited Consolidated Financial Statements.

FIRST NORTHERN CAPITAL CORP.
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                    Nine Months Ended
                                                                                      September 30
                                                                                2000                1999
                                                                                ----                ----
                                                                                     (In Thousands)
Cash flows from operating activities:
  Net income                                                                $   5,136           $   5,553
  Adjustments to reconcile net income to cash provided
    by operating activities:
    Provision for losses on loans                                                 495                 276
    Provision for depreciation and amortization                                   678                 687
    Gains on sales of loans                                                       (63)               (354)
    Gain on sale of security                                                      (10)                 --
    Loans originated for sale                                                  (6,029)            (18,952)
    Proceeds from loan sales                                                    5,152              21,014
    Increase in interest receivable                                              (600)               (465)
    Increase (decrease) in interest payable                                       970                 (47)
    Increase in other assets                                                     (498)               (846)
    Decrease in other liabilities                                                (249)               (745)
                                                                            ---------           ---------
                      NET CASH PROVIDED BY OPERATING ACTIVITIES                 4,982               6,121

Cash flows from investing activities:
  Proceeds from maturities of available-for-sale investment securities          2,750               1,000
  Proceeds from maturities of held-to-maturity investment securities            2,950               8,146
  Purchases of available-for-sale investment securities                        (6,013)             (1,490)
  Purchases of held-to-maturity investment securities                          (4,128)             (9,462)
  Principal payments on available-for-sale mortgage-related securities            386                  13
  Principal payments on held-to-maturity mortgage-related securities            2,366               3,240
  Purchase of available-for-sale mortgage-related securities                        -              (2,982)
  Purchases of held-to-maturity mortgage-related securities                      (991)             (3,453)
  Proceeds from the sale of securities                                            121                   -
  Net increase in loans receivable                                            (83,220)            (77,831)
  Purchases of office properties and equipment                                 (1,078)               (686)
  Purchase of Federal Home Loan Bank stock                                     (4,000)             (2,500)
                                                                            ---------           ---------
NET CASH USED BY INVESTING ACTIVITIES                                         (90,857)            (87,005)

Cash flows from financing activities:
  Net increase in deposits                                                      3,250              16,485
  Net increase (decrease) in short-term borrowings                             (9,201)             35,113
  Proceeds from long-term borrowings                                          148,205              48,225
  Repayments of long-term borrowings                                          (61,504)            (23,228)
  Cash dividend paid                                                           (2,792)             (2,626)
  Purchase of treasury stock                                                   (3,154)             (1,676)
  Proceeds from exercise of stock options                                         128                 204
  Net increase in advance payments by borrowers for taxes and insurance         7,518               7,298
                                                                            ---------           ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                      82,450              79,795

DECREASE IN CASH AND CASH EQUIVALENTS                                          (3,425)             (1,089)
Cash and cash equivalents at beginning of period                               12,372               7,211
                                                                            ---------           ---------
                   CASH AND CASH EQUIVALENTS AT END OF PERIOD               $   8,947           $   6,123
                                                                            =========           =========
Supplemental Information to the Statement of Cash Flows:

  Interest on deposits                                                      $ 19,018            $ 17,105
  Interest on borrowings                                                      10,156               4,474
  Income taxes                                                                 2,200               2,660
  Loans transferred to foreclosed properties and repossessed assets              186                 177



            See Notes to Unaudited Consolidated Financial Statements.

FIRST NORTHERN CAPITAL CORP.
  AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

GENERAL

1. The consolidated financial statements include the accounts of First Northern Capital Corp. ("First Northern" or the "Company") and its wholly-owned subsidiary First Northern Savings Bank, S.A. and its subsidiaries (collectively, the "Savings Bank"): Great Northern Financial Services Corporation ("GNFSC"), First Northern Investments Incorporated ("FNII"), Keystone Financial Services, Incorporated ("Keystone") and First Northern Financial Services, Incorporated. All significant intercompany balances and transactions have been eliminated according to generally accepted accounting principles. The Savings Bank's ownership of Savings Financial Corporation ("SFC"), a 50% owned subsidiary, is accounted for by the equity method.

2. The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, Rule 10-01 of Regulation S-X and the instructions to Form 10-Q. The financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial information. In the opinion of First Northern, the accompanying Unaudited Consolidated Statements of Financial Condition, Unaudited Consolidated Statements of Income, Unaudited Consolidated Statement of Stockholders' Equity and Unaudited Consolidated Statements of Cash Flows contain all adjustments, which are of a normal recurring nature, necessary to present fairly the consolidated financial position of the Company and subsidiaries at September 30, 2000 and December 31, 1999, the results of their income for the three and nine months ended September 30, 2000 and 1999, the changes in stockholders' equity for the nine months ended September 30, 2000 and 1999, and their cash flows for the nine months ended September 30, 2000 and 1999. The accompanying Unaudited Consolidated Financial Statements and related notes should be read in conjunction with First Northern's 1999 Annual Report on Form 10-K. Operating results for the three and nine months ended September 30, 2000, are not necessarily indicative of the results that may be expected for the year ending December 31, 2000.

  3. Securities Available-for-Sale
     The amortized cost and estimated fair values of securities available-for-sale are as follows:

                                                                                 GROSS          GROSS
                                                                AMORTIZED     UNREALIZED      UNREALIZED      ESTIMATED
                                                                  COST           GAINS          LOSSES        FAIR VALUE
                                                              ------------   ------------   -------------   -------------
                                                                                   (IN THOUSANDS)

      At September 30, 2000:                                    $ 10,021       $     80        $    (69)       $ 10,032
       U.S. government and agency securities                         588                            (15)            573
       Asset Management Funds
       Federal Home Loan Mortgage                                     33          1,264               -           1,297
       Corporation stock                                        --------       --------        --------        --------
                                                                  10,642          1,344             (84)         11,902
                                                                --------       --------        --------        --------

      Mortgage-related securities                                  1,872                            (78)          1,794
       Federal Home Loan Mortgage Corporation                      1,638                             (4)          1,634
       Federal National Mortgage Association                       1,873                            (72)          1,801
       Government National Mortgage Association                 --------       --------        --------        --------
                                                                   5,383              -            (154)          5,229
                                                                --------       --------        --------        --------
                                                                $ 16,025       $  1,344        $   (238)       $ 17,131
                                                                ========       ========        ========        ========

      At December 31, 1999:                                     $  6,737       $      6        $    (86)       $  6,657
       U.S. government and agency securities                         563                            (17)            546
       Asset Management Funds
       Federal Home Loan Mortgage                                     33          1,097                           1,130
        Corporation stock                                            111              -               -             111
       Northwest Equities Corporation stock                     --------       --------        --------        --------
                                                                   7,444          1,103            (103)          8,444
                                                                --------       --------        --------        --------

      Mortgage-related securities                                  1,938                            (92)          1,846
       Federal Home Loan Mortgage Corporation                      1,862                                          1,862
       Federal National Mortgage Association                       1,955              -            (109)          1,846
       Government National Mortgage Association                 --------       --------        --------        --------
                                                                   5,755              -            (201)          5,554
                                                                --------       --------        --------        --------
                                                                $ 13,199       $  1,103        $   (304)       $ 13,998
                                                                ========       ========        ========        ========


At September 30, 2000, the U.S. government and agency securities available-for-sale have the following maturities:

                                                                                                AMORTIZED    ESTIMATED
                                                                                                  COST       FAIR VALUE
                                                                                               -----------   ----------
                                                                                                    (IN THOUSANDS)
      Due in one year or less
      Due after one year through 5 years                                                         $10,021        $10,032
                                                                                                --------       --------
                                                                                                 $10,021        $10,032
                                                                                                ========       ========

  Expected maturities from mortgage-related securities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties

  4. Securities Held-to-Maturity

  The amortized cost and estimated fair values of mortgage-related securities held-to-maturity are as follows:


                                                                         GROSS        GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED   ESTIMATED
                                                           COST          GAINS        LOSSES     FAIR VALUE
                                                      -------------  ------------  -----------  ------------
                                                                                (IN THOUSANDS)
      At September 30, 2000:
      Investment Securities:
       U.S. government and agency securities            $ 26,341     $     43      $   (294)     $ 26,090
       Corporate Bonds                                     1,000            -             -         1,000
                                                        --------     --------      --------      --------
         Total investment securities                      27,341           43          (294)       27,090
                                                        --------     --------      --------      --------
      Mortgage-related securities:
       Federal Home Loan
        Mortgage Corporation                               6,064           14           (84)        5,994
       Federal National
        Mortgage Association                               2,610            -           (34)        2,576
                                                        --------     --------      --------      --------
         Total mortgage-related securities                 8,674           14          (118)        8,570
                                                        --------     --------      --------      --------
      Total investment securities and
       mortgage-related securities                      $ 36,015     $     57      $   (412)     $ 35,660
                                                        ========     ========      ========      ========
      At December 31, 1999:
      Investment Securities:
       U.S. government and agency securities            $ 25,216                   $   (571)     $ 24,645
       Corporate bond                                        999            -             -           999
                                                        --------     --------      --------      --------
         Total investment securities                      26,215            -          (571)       25,644
                                                        --------     --------      --------      --------
      Mortgage-related securities
       Federal Home Loan
        Mortgage Corporation                               6,192     $     15           (60)        6,147
       Federal National
        Mortgage Association                               3,856            1           (28)        3,829
                                                        --------     --------      --------      --------
      Total mortgage-related securities                   10,048           16           (88)        9,976
                                                        --------     --------      --------      --------
      Total investment securities and
       mortgage-related securities                      $ 36,263     $     16      $   (659)     $ 35,620
                                                        ========     ========      ========      ========


At September 30, 2000, the investment securities have the following maturities:

                                                                                 AMORTIZED        ESTIMATED
                                                                                   COST           FAIR VALUE
                                                                              --------------    --------------
      (In Thousands)
      Due in one year or less                                                    $ 6,256            $ 6,232
      Due after one year through 5 years                                          18,804             18,619
      Due after 5 years through 10 years                                           2,281              2,239
                                                                                 -------            -------
                                                                                 $27,341            $27,090
                                                                                 =======            =======

5.    Loans Receivable
      The composition of loans follows:


                                                        SEPTEMBER 30   DECEMBER 31
                                                           2000           1999
                                                       -------------  -------------
                                                             (IN THOUSANDS)
      First mortgage loans:
         One to four family residential                  $495,321       $465,737
         Five or more family residential                   37,920         35,815
         Commercial real estate                            32,575         17,699
         Construction-residential                          36,087         29,758
         Construction-commercial                            6,813          6,910
         Other                                              4,147          3,769
                                                         --------       --------
                                                          612,863        559,688

      Consumer loans:
         Consumer                                          24,354         20,153
         Second mortgage                                   92,471         78,223
         Automobile                                        97,159         96,356
                                                         --------       --------
                                                          213,984        194,732

      Commercial loans                                     11,875          4,771
                                                         --------       --------
                                                          838,722        759,191
      Less:
         Undisbursed loan proceeds                         14,350         17,852
         Allowance for losses                               4,422          3,910
         Unearned loan fees                                   404            549
                                                         --------       --------
                                                           19,176         22,311
                                                         --------       --------
                                                         $819,546       $736,880
                                                         ========       ========

     6. The weighted average number of shares outstanding, including common stock equivalents, for the three months ended September 30, 2000 and 1999 were 8,571,482 and 8,875,123, respectively and for the nine months ended September 30, 2000 and 1999 there were 8,647,374 and 8,920,362, respectively.

     7. Certain amounts in the 1999 financial statements have been reclassified to conform to the 2000 presentations.

     8. Off-balance sheet financial instruments whose contract amounts represent credit and/or interest rate risk at September 30, 2000 are as follows:

             Commitment to extend credit:
               Fixed rate (8.50% to 8.625%)                         $   721
               Adjustable rate (7.625% to 10.00%)                     1,288
             Commitment to sell loans (8.50% to 8.625%)               1,646
             Unused overdraft protection lines
               of credit for checking accounts                        1,364
             Unused equity lines of credit                           21,100
             Unused commercial lines of credit                        3,375
             Unused commercial letters of credit                      1,342
             Unused credit card lines of credit                       8,084



     9. On February 21, 2000, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Mutual Savings Bank ("Mutual"), a Wisconsin-chartered mutual savings bank and a wholly owned subsidiary of Mutual organized for the purpose of effecting the transactions contemplated by the Merger Agreement. Mutual intends to assign the rights and obligations of this subsidiary to Bank Mutual Corporation ("Bank Mutual"). The Merger Agreement provides for the acquisition of the Company by Mutual through a merger of the Company into Bank Mutual.

          Subject to the terms and conditions of the Merger Agreement, at the time of the merger, each outstanding share of the Company's common stock will be converted into the right to receive cash in the amount of $15.00 or 1.5 shares of common stock of the Bank Mutual or a combination of cash and shares of Bank Mutual.

          In connection with the Merger, the Company and Mutual will engage in a restructuring. As part of the restructuring, Mutual will form a mutual holding company. The mutual holding company will own a majority of Bank Mutual's common stock. The balance of the shares of Bank Mutual will be offered for sale to Mutual's depositors and issued to First Northern stockholders in the Merger. As a result of the restructuring, the Savings Bank and Mutual will become wholly owned subsidiaries of Bank Mutual

          The Merger and Mutual restructuring and stock offering are subject to approval by the stockholders of the Company (for the Merger), depositors of Mutual (for the restructuring), and various regulatory agencies (for all transactions).

          Concurrent with the execution of the Merger Agreement, the parties entered into a Stock Option Agreement by which the Company granted Mutual an irrevocable option to purchase up to 1,708,675 shares of the Company's stock equal to 19.9% of the number of shares of the Company's stock outstanding on February 21, 2000, at an exercise price of $9.0375 per share. The option would become exercisable under certain circumstances if the Company becomes the subject of a third party proposal for a competing transaction.

          Through September 30, 2000, First Northern has incurred direct expenditures relating to the merger of $367,200. If the merger is not consummated, these expenditures will be expensed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   November 15, 2000                /s/ Eugene H. Maurer
                                     ---------------------------------------
                                     Eugene H. Maurer
                                     Senior Vice President and Secretary











                                      S-1

                             BANK MUTUAL CORPORATION


                                  EXHIBIT INDEX

                                       to

                             FORM 8-K CURRENT REPORT

                          Dated as of November 1, 2000





 Exhibit                                                           Incorporated by                    Filed
 Number                     Description                             Reference To                    Herewith
-------          -------------------------------------   ----------------------------------------  ----------
2.1              Agreement and Plan of Merger dated as   Appendix A to the Proxy
                 of February 21, 2000 among Mutual       Statement/Prospectus contained in Bank
                 Savings Bank, OV Corp. (assigned to     Mutual's Registration Statement on Form
                 Bank Mutual Corporation) and First      S-4, No. 333-39838
                 Northern Capital Corp.

2.2              Plan of Restructuring from Mutual       Exhibit 2.1 to Bank Mutual's
                 Savings Bank to Mutual Holding          Registration Statement on Form S-1 (No.
                 Company of Mutual Savings Bank, as      333-39362), as amended ("Form S-1")
                 amended and restated

23.1             Consent of Ernst & Young LLP                                                          X

23.2             Consent of Wipfli Ullrich Bertelson                                                   X
                 LLP

10.1             Stock Issuance Plan of Mutual Savings   Exhibit 4.2 to Form S-1
                 Bank, as amended and restated

99.1             Pages F-1 to F-28 and FN-1 to FN-28                                                   X
                 of the Prospectus

99.2             Page 3 to 9 of the 9/30/00 10-Q                                                       X









                                      EI-1